UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2008
Northrop Grumman Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-16411 (Commission File Number)	95-4840775 (I.R.S. Employer Identification Number)
1840 Century Park East, Los Angeles, California 90067
(Address of principal executive offices) (Zip Code)
(310) 553-6262
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On February 20, 2008, Northrop Grumman Corporation issued a press release announcing that it has called for redemption on April 4, 2008, all of its issued and outstanding shares of Series B Convertible Preferred Stock. The press release dated February 20, 2008, announcing the redemption is attached as Exhibit 99.1. A summary of the redemption procedures is set forth in the Notice of Redemption of All Outstanding Shares of Series B Convertible Preferred Stock sent to holders of record of the Series B Convertible Preferred Stock, which is attached as Exhibit 99.2.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated February 20, 2008

99.2	Notice of Redemption of All Outstanding Shares of Series B Convertible Preferred Stock

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrop Grumman Corporation
February 21, 2008	By:	/s/ Stephen D. Yslas
Stephen D. Yslas
Corporate Vice President, Secretary and Deputy General Counsel

Exhibit Index

Exhibit Number	Title of Document

99.1	Press release dated February 20, 2008

99.2	Notice of Redemption of All Outstanding Shares of Series B Convertible Preferred Stock